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                                                                 Exhibit 10.23.4

                               FOURTH AMENDMENT TO
                                CREDIT AGREEMENT


         THIS FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Agreement") is entered into as of October 21, 1999 among The Maxim Group, Inc., a Delaware corporation (the "Borrower"), the Domestic Subsidiaries of the Borrower, as Guarantors, Bank of America, N.A. (formerly NationsBank, N.A.), as Administrative Agent (in such capacity, the "Administrative Agent") and the Lenders party thereto. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

                                    RECITALS

         WHEREAS, the Borrower, the Guarantors, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Credit Agreement dated as of May 18, 1999 (as amended by that certain First Amendment to Credit Agreement and Forbearance dated as of July 23, 1999 (the "First Amendment"), that certain Second Amendment to Credit Agreement, Forbearance and Waiver dated as of September 7, 1999 (the "Second Amendment") and that certain Third Amendment to Credit Agreement and Forbearance dated as of October 11, 1999 (the "Third Amendment") and as further amended, modified, supplemented, extended or restated from time to time, the "Credit Agreement");

         WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders agree to, and the Administrative Agent and the Lenders are, upon and subject to the terms and conditions specified in this Agreement, willing to increase the amount currently available under the Credit Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         1. REAFFIRMATION OF EXISTING DEBT. The Credit Parties acknowledge and confirm that (a) the Borrower's obligation to repay the outstanding principal amount of the Loans and reimburse the Issuing Lender for any drawing on a Letter of Credit is unconditional and not subject to any offsets, defenses or counterclaims, (b) the Administrative Agent, on behalf of the Lenders, has a valid and enforceable first priority perfected security interest in the Collateral, (c) the Administrative Agent and the Lenders have performed fully all of their respective obligations under the Credit Agreement and the other Credit Documents, and (d) by entering into this Agreement, the Administrative Agent and the Lenders do not waive or release any term or condition of the Credit Agreement or any of the other Credit Documents or any of their rights or remedies under such Credit Documents or applicable law or any of the obligations of any Credit Party thereunder.

         2. REVOLVING LOAN COMMITMENT. Section 2.1(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:


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                  (a) REVOLVING LOAN COMMITMENT. Subject to the terms and
         conditions set forth herein, each Lender severally agrees to make revolving loans (each a "REVOLVING LOAN" and collectively the "REVOLVING LOANS") to the Borrower, in Dollars, at any time and from time to time, during the period from and including the Effective Date to but not including the Maturity Date (or such earlier date if the Revolving Committed Amount has been terminated as provided herein); PROVIDED, HOWEVER, that (i) the sum of the aggregate amount of Revolving Loans outstanding plus the aggregate amount of LOC Obligations outstanding plus the aggregate amount of Synthetic Lease Obligations outstanding shall not exceed the lesser of (x) the Revolving Committed Amount, (y) the Borrowing Base Assets and (z) $37,500,000 and (ii) with respect to each individual Lender, the Lender's pro rata share of outstanding Revolving Loans plus such Lender's pro rata share of outstanding LOC Obligations plus such Lender's pro rata share of the aggregate amount of the outstanding Synthetic Lease Obligations shall not exceed such Lender's Revolving Loan Commitment Percentage of the Revolving Committed Amount. Subject to the terms of this Credit Agreement (including Section 3.3), the Borrower may borrow, repay and reborrow Revolving Loans.

         3. RELEASE. The Credit Parties hereby release the Administrative Agent, the Lenders, and the Administrative Agent's and the Lenders' respective officers, employees, representatives, agents, counsel and directors from any and all actions, causes of action, claims, demands, damages and liabilities of whatever kind or nature, in law or in equity, now known or unknown, suspected or unsuspected to the extent that any of the foregoing arises from any action or failure to act on or prior to the date hereof.

         4. CONDITIONS PRECEDENT. The effectiveness of this Agreement is subject to the satisfaction of each of the following conditions:

                  (a) The Administrative Agent shall have received original counterparts of this Agreement duly executed by the Credit Parties, the Administrative Agent and the Lenders.

                  (b) The Borrower shall have delivered to the Administrative Agent an opinion of counsel to the Credit Parties in form and substance satisfactory to the Administrative Agent as to the due authorization, execution, delivery and enforceability of this Agreement.

                  (c) The Administrative Agent shall have received original counterparts of (i) an assignment of cash collateral account in form and substance satisfactory to the Administrative Agent and (ii) an amendment to assignment of money market fund in form and substance satisfactory to the Administrative Agent, each duly executed by the Borrower and Bank of America, N.A., as agent for the Lenders and the TROL Lenders, and (iii) an account control agreement in form and substance satisfactory to the Administrative Agent, duly executed by the Borrower, Bank of America, N.A., as agent for the Lenders and the TROL Lenders, and Nations Institutional Reserves.


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                  (d) The Administrative Agent shall have received such other documents and information as it deems reasonably necessary.

         5.       MISCELLANEOUS.

                  (a) The term "Credit Agreement" as used in each of the Credit Documents shall hereafter mean the Credit Agreement as amended by this Agreement. Except as herein specifically agreed, the Credit Agreement, and the obligations of the Credit Parties thereunder and under the other Credit Documents, are hereby ratified and confirmed and shall remain in full force and effect according to their terms.

                  (b) The Credit Parties hereby represent and warrant as follows:

                           (i) Each Credit Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

                           (ii) This Agreement has been duly executed and delivered by each Credit Party and constitutes each such Credit Party's legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors' rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

                           (iii) No consent, approval, authorization or order of, or filing, registration or qualification with, any court or governmental authority or third party is required in connection with the execution, delivery or performance by any Credit Party of this Agreement.

                  (c) The Credit Parties hereby represent and warrant to the Lenders that (i) the representations and warranties of the Credit Parties set forth in Section 6 of the Credit Agreement are true and correct as of the date hereof and (ii) no unwaived event has occurred and is continuing which constitutes a Default or an Event of Default.

                  (d) The Guarantors (i) acknowledge and consent to all of the terms and conditions of this Agreement, (ii) affirm all of their obligations under the Credit Documents and (iii) agree that this Agreement and all documents executed in connection herewith do not operate to reduce or discharge the Guarantors' obligations under the Credit Agreement or the other Credit Documents.

                  (e) This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy shall be effective as an original and shall constitute a


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         representation that an executed original shall be delivered.

                  (f) THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA.


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                                      MAXIM FOURTH AMENDMENT

         Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:                           THE MAXIM GROUP, INC., a Delaware
                                    corporation

                                    By:   /s/ Thomas P. Leahey
                                    Name:  Thomas P. Leahey
                                    Title:  EVP Finance


GUARANTORS:                         CARPETMAX, L.P., a Georgia limited
                                    partnership

                                    By:  The Maxim Group, Inc. as its sole
                                    general partner


                                    By:    /s/ Thomas P. Leahey
                                    Name: Thomas P. Leahey
                                    Title:  EVP Finance

                              [SIGNATURES CONTINUE]




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                                    BAILEY & ROBERTS CARPETMAX OF
                                    TENNESSEE, INC., a Tennessee corporation
                                    C & S TEXTILES, INC., an Idaho corporation
                                    CARPETMAX OF UTAH, INC., a Utah corporation
                                    CARPETMAX RETAIL STORES, INC., a Delaware corporation
                                    CARPETSPLUS OF AMERICA, INC., a Georgia
                                    corporation
                                    GCO, INC., a Nevada corporation
                                    GCO CARPET OUTLET, INC., an Alabama
                                    corporation
                                    INVESTOR MANAGEMENT, INC., an Alabama
                                    corporation
                                    MAXIM EQUIPMENT LEASING COMPANY, INC., a
                                    Georgia corporation
                                    MAXIM RETAIL GROUP, INC., a Georgia
                                    corporation
                                    MAXIM RETAIL STORES, INC., a Georgia
                                    corporation
                                    TRI-R OF ORLANDO, INC., a Georgia
                                    corporation
                                    COLORADO CARPET & RUGS, INC., a Colorado corporation
                                    MANASOTA CARPET, INC., a Florida corporation
                                    WADSWORTH & OWENS DECORATING CENTER, INC., a
                                    Florida corporation

                                    By:   /s/ Thomas P. Leahey
                                    Name:  Thomas P. Leahey
                                    Title:              of each of the foregoing
                                    Guarantors


                                    BANK OF AMERICA, N.A., individually
                                    in its capacity as a Lender, in its
                                    capacity as Administrative Agent and
                                    in its capacity as Issuing Lender

                                    By:    /s/ David H. Dinkins
                                    Name:  David H. Dinkins
                                    Title:  Vice President